CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION   7/26/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 23.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,521
Total Outstanding Loan Balance	$799,740,390*	Min	Max
Average Loan Current Balance	$144,854	$2,291	$1,496,709
Weighted Average Original LTV	81.0%**
Weighted Average Coupon	7.20%	4.63%	13.69%
Arm Weighted Average Coupon	7.03%
Fixed Weighted Average Coupon	8.01%
Weighted Average Margin	6.05%	2.75%	10.85%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

1.  Aggregrate - Current Rate (%)

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Aggregrate - Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	20	5,391,107	0.7	4.90	77.4	673
5.01 - 5.50	102	26,276,491	3.3	5.30	76.9	681
5.51 - 6.00	333	73,708,556	9.2	5.83	78.0	656
6.01 - 6.50	664	129,527,316	16.2	6.31	78.5	648
6.51 - 7.00	1,122	194,531,787	24.3	6.80	79.4	636
7.01 - 7.50	751	115,154,903	14.4	7.28	80.9	625
7.51 - 8.00	686	98,052,716	12.3	7.76	82.6	617
8.01 - 8.50	439	56,446,886	7.1	8.28	83.6	609
8.51 - 9.00	397	45,305,336	5.7	8.77	84.2	593
9.01 - 9.50	205	17,159,369	2.1	9.28	87.6	596
9.51 - 10.00	314	17,638,569	2.2	9.87	90.9	614
10.01 - 10.50	123	6,187,613	0.8	10.31	92.2	637
10.51 - 11.00	158	7,303,031	0.9	10.79	94.3	628
11.01 - 11.50	72	3,091,198	0.4	11.32	96.1	632
11.51 - 12.00	89	2,408,851	0.3	11.82	96.9	598
12.01 - 12.50	28	1,017,066	0.1	12.27	95.5	607
12.51 - 13.00	14	409,743	0.1	12.75	94.3	587
13.01 - 13.50	2	74,970	0.0	13.16	56.9	548
13.51 - 14.00	2	54,881	0.0	13.67	50.9	496
Total:	5,521	799,740,390	100.0	7.20	81.0	632

2.  Aggregate – Current Rate ARM (%)

Aggregrate -Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	15	4,737,001	0.7	4.92	78.4	666
5.01 - 5.50	85	21,967,855	3.3	5.30	77.0	668
5.51 - 6.00	308	69,260,832	10.5	5.83	78.4	656
6.01 - 6.50	580	117,107,714	17.7	6.31	79.0	646
6.51 - 7.00	913	168,557,848	25.5	6.80	79.6	635
7.01 - 7.50	572	97,079,815	14.7	7.28	81.7	625
7.51 - 8.00	521	81,291,202	12.3	7.77	82.7	618
8.01 - 8.50	328	45,858,671	6.9	8.28	84.0	608
8.51 - 9.00	264	34,177,424	5.2	8.76	83.7	588
9.01 - 9.50	107	11,891,445	1.8	9.26	84.7	578
9.51 - 10.00	68	6,869,573	1.0	9.80	83.4	575
10.01 - 10.50	17	1,323,967	0.2	10.25	78.7	571
10.51 - 11.00	10	1,055,292	0.2	10.78	82.4	577
11.01 - 11.50	2	166,039	0.0	11.44	62.3	626
11.51 - 12.00	1	29,893	0.0	11.80	80.0	655
Total:	3,791	661,374,570	100.0	7.03	80.6	631

3.  Aggregate – Current Rate Fixed (%)

Aggregrate -Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	5	654,106	0.5	4.77	70.7	725
5.01 - 5.50	17	4,308,637	3.1	5.28	76.1	748
5.51 - 6.00	25	4,447,724	3.2	5.86	71.7	659
6.01 - 6.50	84	12,419,602	9.0	6.30	73.5	662
6.51 - 7.00	209	25,973,939	18.8	6.82	78.4	640
7.01 - 7.50	179	18,075,088	13.1	7.27	76.7	624
7.51 - 8.00	165	16,761,514	12.1	7.73	82.3	615
8.01 - 8.50	111	10,588,215	7.7	8.27	81.6	611
8.51 - 9.00	133	11,127,912	8.0	8.79	85.6	611
9.01 - 9.50	98	5,267,924	3.8	9.35	94.2	636
9.51 - 10.00	246	10,768,996	7.8	9.92	95.6	638
10.01 - 10.50	106	4,863,646	3.5	10.33	95.8	655
10.51 - 11.00	148	6,247,739	4.5	10.79	96.3	637
11.01 - 11.50	70	2,925,159	2.1	11.32	98.0	633
11.51 - 12.00	88	2,378,958	1.7	11.82	97.1	597
12.01 - 12.50	28	1,017,066	0.7	12.27	95.5	607
12.51 - 13.00	14	409,743	0.3	12.75	94.3	587
13.01 - 13.50	2	74,970	0.1	13.16	56.9	548
13.51 - 14.00	2	54,881	0.0	13.67	50.9	496
Total:	1,730	138,365,820	100.0	8.01	83.0	635

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 20.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,937
Total Outstanding Loan Balance	$350,492,657*	Min	Max
Average Loan Current Balance	$119,337	$2,291	$649,466
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.21%	4.63%	13.65%
Arm Weighted Average Coupon	7.09%
Fixed Weighted Average Coupon	7.81%
Weighted Average Margin	6.04%	3.25%	10.14%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	82.7%
% Fixed	17.3%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$349,625,000]

**

Note, for second liens, CLTV is employed in this calculation.

4.  Group 1 – Current Rate (%)

			Total	%		WA
		No of	Scheduled	Scheduled	WAC	OLTV*	WA
Group 1 - Current Rate	(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00		12	2,633,032	0.8	4.90	74.4	683
5.01 - 5.50		59	10,951,958	3.1	5.27	73.5	664
5.51 - 6.00		193	31,766,685	9.1	5.85	76.5	650
6.01 - 6.50		378	54,028,090	15.4	6.31	77.5	634
6.51 - 7.00		643	88,411,757	25.2	6.82	79.4	636
7.01 - 7.50		376	48,239,252	13.8	7.27	81.6	628
7.51 - 8.00		361	43,617,246	12.4	7.75	83.7	629
8.01 - 8.50		218	25,128,830	7.2	8.28	84.9	614
8.51 - 9.00		208	20,650,471	5.9	8.77	86.2	604
9.01 - 9.50		104	8,403,455	2.4	9.26	87.8	603
9.51 - 10.00		177	8,851,312	2.5	9.85	92.6	622
10.01 - 10.50		73	3,093,895	0.9	10.34	94.3	646
10.51 - 11.00		61	2,268,439	0.6	10.81	93.1	635
11.01 - 11.50		36	1,281,444	0.4	11.33	94.1	646
11.51 - 12.00		23	675,067	0.2	11.81	99.4	621
12.01 - 12.50		6	274,197	0.1	12.26	96.5	623
12.51 - 13.00		7	154,277	0.0	12.79	92.4	593
13.01 - 13.50		1	39,588	0.0	13.23	70.0	599
13.51 - 14.00		1	23,663	0.0	13.65	39.0	0
Total:		2,937	350,492,657	100.0	7.21	81.1	632

4.  Group 1 – Current Rate ARM (%)

Group 1 - Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	8	2,063,957	0.7	4.95	75.3	670
5.01 - 5.50	50	9,441,087	3.3	5.27	73.9	652
5.51 - 6.00	173	28,685,900	9.9	5.85	76.9	649
6.01 - 6.50	319	47,972,073	16.6	6.31	78.3	631
6.51 - 7.00	501	73,504,023	25.4	6.81	79.6	633
7.01 - 7.50	299	41,068,380	14.2	7.28	82.5	625
7.51 - 8.00	293	37,661,558	13.0	7.75	84.4	627
8.01 - 8.50	176	21,163,689	7.3	8.29	85.8	610
8.51 - 9.00	155	16,827,404	5.8	8.77	84.9	593
9.01 - 9.50	61	6,621,888	2.3	9.24	86.1	593
9.51 - 10.00	43	3,688,503	1.3	9.73	84.3	580
10.01 - 10.50	11	623,965	0.2	10.32	84.2	578
10.51 - 11.00	5	349,288	0.1	10.84	75.9	563
11.01 - 11.50	2	166,039	0.1	11.44	62.3	626
Total:	2,096	289,837,755	100.0	7.09	80.9	627

6.  Group 1 – Current Rate Fixed (%)

Group 1 - Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	4	569,076	0.9	4.74	71.0	731
5.01 - 5.50	9	1,510,871	2.5	5.28	70.8	742
5.51 - 6.00	20	3,080,784	5.1	5.91	73.0	661
6.01 - 6.50	59	6,056,018	10.0	6.31	71.6	655
6.51 - 7.00	142	14,907,734	24.6	6.82	78.2	654
7.01 - 7.50	77	7,170,872	11.8	7.23	76.3	645
7.51 - 8.00	68	5,955,688	9.8	7.70	79.7	642
8.01 - 8.50	42	3,965,141	6.5	8.21	79.8	638
8.51 - 9.00	53	3,823,067	6.3	8.77	91.7	653
9.01 - 9.50	43	1,781,566	2.9	9.32	94.2	643
9.51 - 10.00	134	5,162,809	8.5	9.94	98.6	653
10.01 - 10.50	62	2,469,930	4.1	10.35	96.8	663
10.51 - 11.00	56	1,919,151	3.2	10.80	96.2	648
11.01 - 11.50	34	1,115,405	1.8	11.32	98.8	649
11.51 - 12.00	23	675,067	1.1	11.81	99.4	621
12.01 - 12.50	6	274,197	0.5	12.26	96.5	623
12.51 - 13.00	7	154,277	0.3	12.79	92.4	593
13.01 - 13.50	1	39,588	0.1	13.23	70.0	599
13.51 - 14.00	1	23,663	0.0	13.65	39.0	0
Total:	841	60,654,903	100.0	7.81	82.1	653